UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 11, 2015
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KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9701 Wilshire Blvd., Suite 700 Beverly Hills, California 90212
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 887-6400

N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company’s 2015 annual stockholder meeting was held on June 11, 2015. As of the record date for the meeting, the Company had 104,343,935 shares of common stock outstanding, each of which is entitled to one vote.

All of the nominees for director listed in Proposal 1 of the Proxy Statement were elected as follows:

Name	For	Withheld	Non Votes
William McMorrow	86,844,644	6,498,314	4,997,236
Kent Mouton	86,216,367	7,126,591	4,997,236
Norman Creighton	61,789,486	31,553,472	4,997,236

Proposal 2 of the Proxy Statement, ratification of the selection of KPMG LLP as the Company’s independent registered public accountants for its fiscal year ending December 31, 2015, was approved by the following vote:

Proposal	For	Against	Abstain
ACCOUNTANTS	98,166,431	156,230	17,533

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: June 11, 2015